BORROWINGS	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
BORROWINGS	Borrowings
Short-term borrowings on the Consolidated Balance Sheets include repurchase agreements utilized for corporate sweep accounts with cash management account agreements in place, federal funds purchased, overnight advances from the FHLB and a short-term line of credit. All repurchase agreements are subject to terms and conditions agreed to by the Bank and the client. To secure its liability to the client, the Bank is authorized to sell or repurchase U.S. Treasury, government agency and mortgage-backed securities.

The following is a summary of short-term borrowings for the last three years:

	2021		2020		2019
(Dollars in thousands)	Amount	Rate	Amount	Rate	Amount	Rate
At December 31,
Federal funds purchased and securities sold under agreements to repurchase	$51,203	0.01%	$166,594	0.05%	$165,181	0.85%
FHLB borrowings	225,000	0.18%	0	0.00%	1,151,000	1.73%
Other short-term borrowings	20,000	1.90%	0	0.00%	0	0.00%
Total	$296,203	0.27%	$166,594	0.05%	$1,316,181	1.62%

Average for the year
Federal funds purchased and securities sold under agreements to repurchase	$160,967	0.07%	$149,036	0.26%	$155,859	1.15%
FHLB borrowings	43,371	0.20%	441,867	1.37%	990,860	2.37%
Other short-term borrowings	165	1.92%	0	0.00%	0	0.00%
Total	$204,503	0.10%	$590,903	1.09%	$1,146,719	1.90%
Securities sold under agreements to repurchase are secured by securities with a carrying amount of $51.3 million and $126.7 million, as of December 31, 2021 and 2020, respectively.

The following shows the remaining contractual maturity of repurchase agreements by collateral pledged:

(Dollars in thousands)	Overnight and Continuous
Repurchase agreements
Mortgage-backed securities	$48,370
Collateralized mortgage obligations	2,833
Total	$51,203

First Financial had outstanding FHLB advances included in short-term borrowings of $225.0 million as of December 31, 2021 and no outstanding short-term FHLB advances as of December 31, 2020.

First Financial also has a $40.0 million short-term credit facility with an unaffiliated bank that matures in December, 2022, which is included in short-term borrowings. This facility has a variable interest rate and provides First Financial additional liquidity, if needed, for various corporate activities including the repurchase of First Financial common stock and the payment of dividends to shareholders. As of December 31, 2021, First Financial had an outstanding balance of $20.0 million. The credit agreement requires First Financial to comply with certain covenants including those related to asset quality and capital levels, and First Financial was in compliance with all covenants associated with this facility as of December 31, 2021. This credit facility also required First Financial to pledge as collateral the Bank's common stock where the lender is granted a security interest in this collateral.

The following is a summary of First Financial's long-term debt:

	2021		2020
(Dollars in thousands)	Amount	Average Rate	Amount	Average Rate
FRB borrowings	$0	0.00%	$434,982	0.35%
FHLB borrowings	0	0.00%	19,971	1.43%
Subordinated debt	313,248	4.86%	321,384	4.86%
Unamortized debt issuance costs	(2,384)	n/a	(2,770)	n/a
Capital lease liability	1,781	3.81%	1,860	3.81%
Capital loan with municipality	775	0.00%	775	0.00%
Subtotal	313,420	4.88%	776,202	2.25%

Acquired in Summit acquisition
Bank lines of credit	23,030	2.77%	0	0.00%
Notes issued in conjunction with acquisition of property and equipment	73,382	4.09%	0	0.00%
Total notes payable acquired in Summit acquisition	96,412	3.77%	0	0.00%
Total long-term debt	$409,832	4.62%	$776,202	2.25%

As of December 31, 2021, First Financial's long-term debt matures as follows:

(Dollars in thousands)	Long-term debt
2022	$28,091
2023	15,086
2024	23,091
2025	12,301
2026	16,765
Thereafter	314,498
Total	$409,832

First Financial participated in the PPPLF, which is a program created by the FRB to extend credit to eligible financial institutions that originate PPP loans. As of December 31, 2021, the bank had no outstanding PPPLF advances. As of December 31, 2020, the bank had oustanding PPPLF advances of $435.0 million with an average interest rate of 35 basis points. These borrowings were secured by pledged PPP loans and prepay in conjunction with reductions in the principal balances of those loans.

In April 2020, First Financial issued $150.0 million of fixed to floating rate subordinated notes. The subordinated notes have an initial fixed interest rate of 5.25% to, but excluding, May 15, 2025, payable semi-annually in arrears. From, and including, May 15, 2025, the interest rate on the subordinated notes will reset quarterly to a floating rate per annum equal to a benchmark rate, which is expected to be the then-current three-month term SOFR, plus 509 basis points, payable quarterly in arrears. The subordinated notes mature on May 15, 2030. These notes are redeemable by the Company in whole or in part beginning with the interest payment date of May 15, 2025.

In 2015, First Financial issued $120.0 million of subordinated notes, which have a fixed interest rate of 5.13% payable semiannually and mature in August 2025. These notes are not redeemable by the Company or callable by the holders of the notes prior to maturity. In addition, First Financial acquired $49.5 million of variable rate subordinated notes in the MSFG merger that were issued to previously formed trusts in exchange for the trust proceeds. Interest on the acquired subordinated notes is payable quarterly, in arrears, and the Company has the option to defer interest payments for a period not to exceed 20 consecutive quarters. These acquired subordinated notes mature 30 years after the date of original issuance and may be called at par following the 5 year anniversary of issuance. First Financial also acquired $8.4 million of 6.00% fixed rate private placement subordinated debt in conjunction with the MSFG merger that was issued in 2015 and matured in 2025. These notes were redeemable by the Company at par following the 5 year anniversary of issuance. These subordinated notes were redeemed by the Company in the first quarter of 2021. The subordinated notes are treated as Tier 2 capital for regulatory capital purposes and are included in Long-term debt on the Consolidated Balance Sheets.

Additionally, in conjunction with the acquisition of Summit, First Financial assumed $96.4 million in outstanding long-term borrowings at December 31, 2021. These outstanding long-term borrowings consisted of $23.0 million of lines of credit with other banks utilized to operate the business and carried an average interest rate of 2.77%. Additionally, acquired long term borrowings included $73.4 million of term notes, both with and without recourse, with an average interest rate of 4.09%. These term notes were used to finance Summit's equity investment in the purchase of equipment to be leased to customers.

FHLB advances, both short-term and long-term, must be collateralized with qualifying assets, typically certain commercial and residential real estate loans, as well as certain government and agency securities. For ease of borrowing execution, First Financial utilizes a blanket collateral agreement with the FHLB, and at December 31, 2021, had collateral pledged with a book value of $5.8 billion.